SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                            Form 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)
                         April 26, 1996


             AMRESCO Residential Securities Corporation
            (on behalf of AMRESCO Residential Securities
               Corporation Mortgage Loan Trust 1996-2)
     (Exact name of registrant as specified in its charter)


          New  York                               33-99346
(State  or  Other  Jurisdiction)                (Commission
       of   Incorporation)                     File   Number)

                         Pending
                     (I.R.S. Employer
                    Identification No.)

c/o Bankers Trust Company of California, N.A.
      3 Park Plaza, 16th Floor
              Irvine,  CA.                                 92714
(Address of Principal Executive Offices)                 (Zip Code)
               Executive Offices)


Registrant's telephone number, including area code (909) 605-7600


                           No Change
 (Former name or former address, if changed since last report)


Total number of sequentially numbered pages __________
Exhibit index locacated on sequentially numbered page 4

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Item  7.   Financial Statements, Pro Forma Financial  Information
and Exhibits.

(a)       Not applicable

(b)       Not applicable

(c)       Exhibits:

               1.1       Underwriting Agreement

               4.1       Pooling and Servicing Agreement

               99.1      Mortgage Loan Exception Report

                          SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    AMRESCO RESIDENTIAL SECURITIES CORPORATION, as Depositor


                    By:    /s/  Ronald B. Kirkland
                         Name:  Ronald B. Kirkland
                         Title: Chief Executive Officer and
                                Chief Accounting Officer



Dated:  May 9, 1996

                         EXHIBIT INDEX

  Exhibit No.     Description                           Page No.
      1.1         Underwriting Agreement                ________
      4.1         Pooling and Servicing Agreement       ________
      99.1        Mortgage Loan Exception Report        ________

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